Exhibit 99.10

FEDERAL DEPOSIT INSURANCE CORPORATION

Washington, D.C. 20429

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 22, 2020

Carter Bank & Trust

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	N/A (Commission File Number)	20-5539935 (IRS Employer Identification No.)

1300 Kings Mountain Road Martinsville, Virginia (Address of principal executive offices)	24112 (Zip Code)

Registrant's telephone number, including area code (276)656-1776

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	CARE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Shareholders of Carter Bank & Trust (“Annual Meeting”) was held on July 22, 2020. A total of 22,601,141 of the Bank’s shares were present or represented by proxy at the Annual Meeting. Set forth below is a brief description of each matter voted upon at the Annual Meeting and the voting results with respect to each matter.

The following proposals were voted on and, except for Proposal 4, were approved by the Bank’s stockholders at the 2020 Annual Meeting with the stockholders having voted as set forth below:

Proposal #1

To elect the 12 Directors below to serve until the 2021 Annual Meeting of Shareholders or until their successors are elected:

	For	Withhold Authority	Broker Non-Votes
Michael R. Bird	16,547,176	2,132,321	3,921,644
Robert W. Conner	16,437,059	2,242,438	3,921,644
Gregory W. Feldmann	16,496,362	2,183,135	3,921,644
Chester A. Gallimore	16,451,220	2,228,277	3,921,644
Charles E. Hall	16,503,810	2,175,687	3,921,644
James W. Haskins	15,512,868	3,166,629	3,921,644
Phyllis Q. Karavatakis	16,277,630	2,401,867	3,921,644
Lanny A. Kyle, O.D.	16,415,227	2,264,270	3,921,644
E. Warren Matthews	16,430,762	2,248,735	3,921,644
Catharine L. Midkiff	16,575,055	2,104,442	3,921,644
Joseph E. Pigg	16,452,107	2,227,390	3,921,644
Litz H. Van Dyke	16,396,995	2,282,502	3,921,644

Proposal #2

To approve, in an advisory and non-binding vote, the compensation of the Bank’s named executive officers as disclosed in the proxy statement.

For	Against	Abstain	Non-Votes
14,949,454	3,386,651	343,392	3,921,644

Proposal #3

Ratification of the appointment of the independent registered public accounting firm of Crowe LLP as the independent auditors of the Bank for the fiscal year ending December 31, 2020.

For	Against	Abstain	Non-Votes
21,226,224	1,204,363	170,554	0

Proposal #4

To approve an amendment of the Articles of Incorporation of Carter Bank & Trust to authorize the issuance of up to 1,000,000 shares of preferred stock.

For	Against	Abstain	Non-Votes
8,116,848	10,369,887	192,762	3,921,644

Proposal #5

To approve an adjournment of the Annual Meeting to allow time for further solicitation of proxies in the event that there are insufficient votes at the Annual Meeting to approve Proposal 4 regarding the amendment of the Articles of Incorporation of the Bank.

For	Against	Abstain	Non-Votes
11,472,780	10,874,695	253,666	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carter Bank & Trust

Date: July 23, 2020	By:	/s/ Wendy S. Bell
Wendy S. Bell
Senior Executive Vice President & Chief Financial Officer